[LOGO OF TCW](R) TCW Convertible
 Securities Fund, Inc.

==================================================
Directors and Officers
Ernest O. Ellison             Coleman W. Morton
President and Director        Director

John C. Argue                 Charles A. Parker
Director                      Director

Norman Barker, Jr.            Lawrence J. Sheehan
Director                      Director

Richard W. Call               Robert G. Sims
Director                      Director


Thomas D. Lyon                Philip K. Holl
Senior Vice President         Secretary

Kevin A. Hunter               Marie M. Bender
Senior Vice President         Assistant Secretary

Thomas E. Larkin, Jr.         Michael E. Cahill
Senior Vice President         General Counsel and
                              Assistant Secretary

Hilary G.D. Lord              Peter C. DiBona
Senior Vice President         Treasurer
and Assistant Secretary

Alvin R. Albe, Jr.
Senior Vice President

==================================================
Shareholder Information
Investment Adviser
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------
Transfer Agent, Dividend Reinvestment
and Disbursing Agent and Registrar
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
--------------------------------------------------
Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
--------------------------------------------------
Independent Auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017
--------------------------------------------------
Legal Counsel
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071
==================================================
TCW Convertible Securities Fund, Inc.
==================================================
Semi-Annual Report
June 30, 1999





[LOGO OF TCW](R)

-------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       The President's Letter

-------------------------------------------------------------------------------
Dear Shareholder:

  During the first half of 1999, equity prices rose significantly despite in-vestor concerns about high valuations. Both large and small capitalization stocks did well. Bonds had a more difficult time as interest rates rose sig-nificantly during the first half of the year. Despite rising interest rates, convertibles performed very well following the strong performance of their un-derlying equities.

Performance of the Fund's shares

  For the six months ended June 30, 1999, the Fund's return on Net Asset Value ("NAV") was 12.1%. The Fund's shareholders, however, realized a return of 6.9% from an increase in the price of the Fund from $9.625 per share on December 31, 1998 to $9.875 per share on June 30, 1999 (with dividends reinvested). The total distribution for the period was $0.42. The Fund's market price per share represents a discount of 2.03% to the Fund's NAV.

The Convertible Market

  During the first six months of 1999, convertible securities have performed very well relative to the broad stock market. On average, convertibles have appreciated more than the overall market primarily due to the robust perfor-mance of the stocks underlying the convertible universe. These stocks, on av-erage, delivered returns which were in the high "teens". In part, the excel-lent performance of the equities underlying convertibles was due to the resur-gence in small capitalization stocks.

  The convertible new issue market was active during the first six months of 1999 although not nearly as robust as the comparable period in 1998. In total, 47 issues were brought to market with a net value of $15.9 billion. In gener-al, many of the new issues have been of relatively low quality particularly those on internet companies. While the Fund has purchased three or four internet issues directly, the preferred strategy is to invest in the internet indirectly by purchasing companies such as Cisco and Intel which will benefit from the Internet's explosive growth. In addition to our concerns about quali-ty, we believe that pricing has not fully reflected the increase in interest over the last six months. As a result, the Fund has only participated in about one-third of the new issuance.

Fund Performance and Strategy

  The Fund's performance was ahead of the convertible benchmarks during the first half of the year and compared quite favorably with the returns on equi-ties. The Table below recaps the Fund's performance and compares it to the relevant benchmarks.

                                    TABLE 1
                                  Performance

                                                                Six Months Ended
                                                                 June 30, 1999
                                                                ----------------
TCW Convertible Securities Fund, Inc...........................      12.1%(a)
First Boston Convertible Index.................................      11.7%
Lipper average of convertible mutual funds.....................      10.9%
Standard & Poors 500 Index (with income).......................      12.4%

--------
(a) After management fees and expenses.

-------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       The President's Letter (continued)

-------------------------------------------------------------------------------

  The Fund began 1999 most heavily weighted in the consumer staples, financial services and capital goods sectors. The majority of the holdings in these sec-tors are concentrated in the healthcare, media, retail, technology, telecommu-nications and banking industries. The Fund continues to be underweighted in consumer cyclicals and basic industries. Despite the increase in the prices of many basic commodities during the last several months, we believe that most areas are still plagued by overcapacity and low pricing leverage and thus, we see only limited opportunities for investment.

                                    TABLE 2
                            Fund Sector Allocation

                                                                12/31/98 6/30/99
                                                                -------- -------
Basic Industries...............................................    2.8%    3.4%
Capital Goods..................................................   28.8%   34.8%
Consumer Cyclicals.............................................    2.2%    2.1%
Consumer Staples...............................................   55.0%   49.7%
Credit Sensitive...............................................   11.5%   10.6%

  During the first half of 1999, the Fund benefited primarily from its holdings in media, technology and financial services. In the media sector, the Fund's holdings in Time Warner, Cox Communications and MediaOne appreciated signficantly. In addition, the improving growth prospects for many technology companies enabled the Fund's holdings in LSI Logic, Level One, STM Microelectronics, Solectron, and Comverse Technology to post robust returns. In the financial services sector, the large holdings in Citigroup, AIG and Bank One delivered stellar returns.

  The question confronting the financial markets is how long the disparity between interest rates and stock prices can continue. Based upon numerous valuation models, current equity prices when compared to historical price levels appear to be overvalued by 20%-40%. However, we have seen that models may sometimes predict the future inaccurately. Although inflation may move somewhat higher, we believe that the current level of market interest rates has discounted this possibility. In addition, we expect that in response to the Federal Reserve raising the Fed Funds rate twenty-five basis points, interest rates will decline from current levels as the bond market rallies. Moreover, it now appears that second quarter corporate earnings should be quite good and sustainable as world growth begins to improve. Stronger earnings growth and lower interest rates later this year could allow stock prices to move modestly higher from current levels. So, although we are cautious about valuation levels, we are fully invested and will continue to invest in the convertibles of companies that can grow earnings at above average rates and that have excellent management teams.

Dividend Reinvestment Plan

  Shareholders who wish to add to their investment may do so through the Divi-dend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share,

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       The President's Letter (continued)

--------------------------------------------------------------------------------
is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the
Net Asset Value per share on the payment date or 95% of the closing market price.

  To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P. O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our investor relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                  Sincerely,


                  Ernest O. Ellison
                  President and Director

                  August 13, 1999

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Schedule of Investments (Unaudited)
       June 30, 1999

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                                           Market
   Amount                                                             Value
  ---------                                                           ------
             CONSUMER STAPLES (49.7% of Net Assets)
             Drugs and Hospital Supply (5.2%)
 $ 5,175,000 Centocor, Inc., 4.75%, due 02/15/05.................  $ 5,744,250
 $ 2,325,000 Sepracor, Inc., 6.25%, due 02/15/05.................    4,272,187
 $12,310,000 Sepracor, Inc., 7%, due 12/15/05....................   12,048,413*
                                                                    ----------
             Total Drugs and Hospital Supply.....................   22,064,850
                                                                    ----------
             Entertainment, Leisure and Media (16.2%)
      34,400 Adelphia Communications, Inc., $11.00 Convertible
              Preferred..........................................    6,708,000
 $17,455,000 Clear Channel Communications, Inc., 2.625%, due
              04/01/03...........................................   22,167,850
      33,800 Houston Industries, Inc., Exchangeable Time
              Warner, Inc., $3.215 Convertible Preferred.........    4,030,650
 $12,630,000 Merrill Lynch & Company, Inc., Exchangeable Time
              Warner, Inc., 0.25%, due 05/10/06..................   12,408,975
 $10,840,000 News America Holdings, Inc. (Australia), 0%, due
              03/11/13...........................................    7,892,875
     123,700 Reader's Digest Association, Inc., $1.93
              Convertible Preferred                                  4,576,900
     126,300 Seagram Co., Ltd., $3.75 Convertible Preferred          6,307,105
 $ 3,180,000 Speedway Motorsports, Inc., 5.75%,
              due 09/30/03.......................................    4,531,500
                                                                    ----------
             Total Entertainment, Leisure and Media..............   68,623,855
                                                                    ----------
             Foods, Hotels and Restaurants (1.0%)
     100,800 Host Marriott Financial Trust, $3.375 Convertible
              Preferred..........................................    4,183,200
                                                                    ----------
             Healthcare (14.1%)
 $ 5,385,000 Alpharma, Inc., 3%, due 06/01/06....................    6,711,055*
 $ 7,110,000 Alternative Living Services, Inc., 5.25%, due
              12/15/02...........................................    5,545,800
 $ 3,210,000 Assisted Living Concepts, Inc., 5.625%, due
              05/01/03...........................................    1,765,500*
 $ 4,375,000 Assisted Living Concepts, Inc., 6%, due 11/01/02....    2,406,250
 $ 4,545,000 Athena Neurosciences, Inc., Exchangeable Elan Corp.
              PLC (Ireland), 4.75%, due 11/15/04.................    4,794,975*
 $ 4,915,000 Concentra Managed Care, Inc., 4.5%, due 03/15/03....    4,632,387*
 $ 2,550,000 Concentra Managed Care, Inc., 6%, due 12/15/01......    2,403,375
 $21,795,000 Elan Corp., PLC (Ireland), 0%, due 12/14/18.........   11,197,181*
      74,800 Laboratory Corp. of America Holdings, $4.25
              Convertible Preferred..............................    4,385 150
 $ 6,380,000 Omnicare, Inc., 5%, due 12/01/07....................    4,705,250*
 $ 3,140,000 Omnicare, Inc., 5%, due 12/01/07....................    2,315,750
 $ 5,550,000 Quintiles Transnational Corp., 4.25%, due 05/31/00..    6,153,563
 $   715,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02...      790,075*
 $ 1,865,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02...    2,060,825
                                                                    ----------
             Total Healthcare....................................   59,867,136
                                                                    ----------
             Retail (5.7%)
 $ 2,345,000 Action Performance Companies, Inc., 4.75%, due
              04/01/05...........................................    2,177,919
 $ 5,880,000 Ann Taylor Stores Corp., 0.55%, due 06/18/19........    3,741,150*
 $ 8,690,000 Costco Companies, Inc., 0%, due 08/19/17............    8,212,050*
     137,100 Dollar General Corp., $3.3524 Convertible Preferred.    5,878,163
 $ 3,030,000 Rite Aid Corp., 5.25%, due 09/15/02.................    3,018,638*
 $ 1,425,000 Rite Aid Corp., 5.25%, due 09/15/02.................    1,419,656
                                                                    ----------
             Total Retail........................................   24,447,576
                                                                    ----------

* Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Schedule of Investments (Unaudited) (continued)
       June 30, 1999

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal                                                            Market
   Amount                                                             Value
 ---------                                                            ------
            Services--Business (7.5%)
     48,500 Cendant Corp., $3.43 Convertible Preferred.........    $  1,412,563
    337,500 Cendant Corp., $3.75 Convertible Preferred.........      11,622,656
 $4,710,000 Interim Services, Inc., 4.5%, due 06/01/05.........       4,038,825
 $8,685,000 Interpublic Group, Inc., 1.87%, due 06/01/06.......       7,957,631*
 $8,670,000 Metamor Worldwide, 2.94%, due 08/15/04.............       7,001,025
                                                                   ------------
            Total Services--Business...........................      32,032,700
                                                                   ------------
            TOTAL CONSUMER STAPLES (Cost: $201,495,775)........     211,219,317
                                                                   ------------
            CONSUMER CYCLICALS (2.1%)
            Automotive (2.1%)
 $3,500,000 Magna International, Inc. (Canada), 4.875%, due
             02/15/05..........................................       3,447,500*
 $  445,000 Magna International, Inc. (Canada), 4.875%, due
             02/15/05..........................................         448,175
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04...........       4,430,888*
 $  530,000 Tower Automotive, Inc., 5%, due 08/01/04...........         592,275
                                                                   ------------
            TOTAL CONSUMER CYCLICALS (Cost: $8,508,255)........       8,918,838
                                                                   ------------
            CAPITAL GOODS (34.8%)
            Aerospace and Conglomerates (1.3%)
    111,550 Loral Space and Communication, Ltd. (Bermuda),
             $3.00 Convertible Preferred.......................       5,654,191
                                                                   ------------
            Electronics (14.3%)
 $4,265,000 Exchangeable Certificates Corp., 0.25%, due 07/17/06      4,318,313*
 $6,285,000 Level One Communications, Inc., 4%, due 09/01/04         12,365,737
 $7,985,000 Micron Technology, Inc., 7%,
             due 07/01/04                                             8,234,531
     124,086 Morgan Stanley Dean Witter & Co., Exchangeable
              Applied Materials, Inc., $3.00 Convertible
              Preferred.........................................      6,638,600
     481,118 Morgan Stanley Dean Witter & Co., Exchangeable
              WorldCom, Inc., $0.513 Convertible Preferred......      4,269,922
 $ 6,410,000 Sanmina Corp., 4.25%, due 05/01/04.................      7,131,125*
 $ 4,005,000 SGS-Thompson Microelectronics, N.V. (Netherlands),
              0%, due 06/10/08..................................      4,846,050
 $23,010,000 Solectron Corp., 0%, due 01/27/19..................     13,029,413*
                                                                    -----------
             Total Electronics..................................     60,833,691
                                                                    -----------
             Information Processing (8.9%)
 $ 4,415,000 Arbor Software Corp., 4.5%, due 03/15/05...........     3,118,094
 $17,550,000 Citrix System, Inc., 0%, due 03/22/19..............     7,985,250*
 $ 4,055,000 LSI Logic Corp., 4.25%, due 03/15/04...............     6,604,580*
      25,300 Morgan Stanley Dean Witter & Co., Exchangeable
              Cisco Systems, Inc., $4.00 Convertible Preferred..     2,928,475
 $10,205,000 Network Associates, Inc., 0%, due 02/13/18.........     2,984,963*
 $ 6,560,000 Network Associates, Inc., 0%, due 02/13/18.........     1,943,400
 $ 3,465,000 QuadraMed Corp., 5.25%,
              due 05/01/05......................................     1,975,050
 $ 4,660,000 Safeguard Scientifics, Inc., 6%,
              due 02/01/06......................................     4,776,500*
 $ 4,410,000 Tribune Co., Exchangeable America Online, Inc., 2%,
              due 05/15/29......................................     5,490,450
                                                                   -----------
             Total Information Processing.......................    37,806,762
                                                                   -----------

*Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Schedule of Investments (Unaudited) (continued)
       June 30, 1999

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                                            Market
   Amount                                                              Value
  ---------                                                            ------
             Machinery (Diversified) (1.3%)
     122,100 United Rentals, Inc., $3.25 Convertible
              Preferred..........................................   $  5,555,550*
                                                                    ------------
             Pollution Control (2.5%)
 $ 8,035,000 USA Waste Systems, Inc., 4%,
              due 02/01/02.......................................     10,505,763
                                                                    ------------
             Telecommunication Equipment (6.5%)
 $ 4,445,000 Comverse Technology, Inc., 4.5%, due 07/01/05.......      8,512,175*
 $ 1,460,000 ITC Deltacom, Inc., 4.25%,
              due 05/15/06.......................................      1,788,500*
      60,000 MediaOne Group, Inc., Exchangeable AirTouch
              Communications, Inc., $3.633 Convertible
              Preferred..........................................      5,430,000
     347,705 Merrill Lynch & Company, Inc., Exchangeable
              Lucent Technologies, Inc., $0.575 Convertible
              Preferred..........................................      3,998,608
 $ 7,500,000 Telefonos De Mexico, S.A. (Mexico), 4.25%, due
              06/15/04...........................................      7,743,750
                                                                    ------------
             Total Telecommunication Equipment...................     27,473,033
                                                                    ------------
             TOTAL CAPITAL GOODS (Cost: $124,735,629)............    147,828,990
                                                                    ------------
             BASIC INDUSTRIES (3.4%)
             Energy and Oil Services (2.4%)
     165,900 Apache Corp., $2.015 Convertible Preferred..........      6,138,300
 $ 4,220,000 Pennzoil Energy Co., Exchangeable Chevron Co.,
              4.9%, due 08/15/08.................................      4,330,775
                                                                    ------------
             Total Energy and Oil Services.......................     10,469,075
                                                                    ------------
             Paper and Packaging(1.0%)
      65,800 Sealed Air Corp., $2.00 Convertible Preferred.......      4,112,500
                                                                    ------------
             TOTAL BASIC INDUSTRIES (Cost: $13,129,886)..........     14,581,575
                                                                    ------------
             CREDIT SENSITIVE (10.6%)
             Insurance (1.2%)
 $ 3,635,000 American International Group, Inc., 2.25%, due
              07/30/04...........................................     4,961,775
                                                                    -----------
             Services-Financial, Banking, and Miscellaneous
              (9.4%)
 $ 8,190,000 Berkshire Hathaway, Inc., 1%, due 12/02/01..........    17,475,413
     159,480 CNB Bancshares, Inc., $1.50 Convertible Preferred...     4,814,303
     142,800 National Australia Bank (Australia), $1.96875
              Convertible Preferred..............................     4,337,550
 $ 1,385,000 Net.Bank, Inc., 4.75%, due 06/01/04.................     1,703,550
      31,100 SouthWest Securities Group, Inc., $2.8345
              Convertible Preferred..............................     1,858,225
 $ 5,380,000 UBS AG Stamford, Exchangeable Nikkei 225 Index, 0%,
              due 12/11/03.......................................     5,702,800
     121,100 Westpac Holdings Corp., Ltd., $3.135 Convertible
              Preferred..........................................     3,920,613
                                                                    -----------
             Total Services-Financial, Banking, and
              Miscellaneous......................................    39,812,454
                                                                    -----------
             TOTAL CREDIT SENSITIVE (Cost: $ 33,899,742).........    44,774,229
                                                                    -----------
             REPURCHASE AGREEMENTS (3.3%)
 $ 6,967,980 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 06/30/99, 6%, due 07/01/99 (collateralized by
              $7,140,000 U.S. Treasury Note, valued at
              $7,108,584)........................................     6,967,980
 $    25,366 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 06/30/99, 2.9375%, due 07/01/99
              (collateralized by $30,000 U.S. Treasury Note,
              valued at $29,868).................................        25,366

* Restricted Security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Schedule of Investments (Unaudited) (continued)
       June 30, 1999

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                                          Market
   Amount                                                            Value
  ---------                                                          ------
             REPURCHASE AGREEMENTS (3.3%) (continued)
 $ 6,981,543 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 06/30/99, 4.8%, due 07/01/99
              (collateralized by $7,155,000 U.S. Treasury Note,
              valued at $7,123,518)............................   $  6,981,543
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS (Cost: $13,974,889)...     13,974,889
                                                                  ------------
             TOTAL INVESTMENTS (103.9%) (Cost: $395,744,176)...    441,297,838
             EXCESS OF LIABILITIES OVER OTHER ASSETS
              (-3.9%)..........................................    (16,664,550)
                                                                  ------------
             NET ASSETS (100%).................................   $424,633,288
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Statement of Assets and Liabilities (Unaudited)
       June 30, 1999

--------------------------------------------------------------------------------

Assets:
  Investments at Value (Cost $395,744,176) (Note 1)............... $441,297,838
  Receivable for Securities Sold..................................    1,688,145
  Interest and Dividends Receivable...............................    2,102,831
                                                                   ------------
    Total Assets..................................................  445,088,814
                                                                   ------------
Liabilities:
  Distributions Payable...........................................    8,850,550
  Payable upon Return of Securities Loaned (Note 5)...............    6,993,346
  Payable for Securities Purchased................................    4,265,000
  Accrued Investment Advisory and Service Fees (Note 3)...........      215,798
  Accounts Payable................................................      130,832
                                                                   ------------
    Total Liabilities.............................................   20,455,526
                                                                   ------------
Net Assets........................................................ $424,633,288
                                                                   ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 42,145,475 shares issued and outstanding)............ $    421,455
  Paid-in Capital.................................................  341,765,459
  Net Unrealized Appreciation of Investments......................   45,553,662
  Undistributed Net Realized Gains on Investments.................   36,892,712
                                                                   ------------
Net Assets........................................................ $424,633,288
                                                                   ============
Net Asset Value per Share......................................... $      10.08
                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Statement of Operations (Unaudited)
       For the Six Months Ended June 30, 1999

--------------------------------------------------------------------------------

Investment Income:
  Interest (Note 1) (including security lending fees of $19,209)...  $ 5,928,769
  Dividends (Note 1)...............................................    3,059,995
                                                                     -----------
    Total Investment Income........................................    8,988,764
                                                                     -----------
Expenses:
  Investment Advisory Fees (Note 3)................................    1,160,080
  Custodian Fees...................................................       72,713
  Directors' Fees and Expenses (Note 6)............................       37,192
  Transfer Agent Fees..............................................       27,374
  Printing and Distribution Costs..................................       24,795
  Proxy Costs......................................................       20,827
  Listing Fees.....................................................       17,186
  Audit and Tax Service Fees.......................................       14,878
  Accounting and Other Service Fees (Note 3).......................       12,397
  Insurance Costs..................................................        9,064
  Business Tax Fees................................................        5,921
  Legal Fees (Note 6)..............................................        2,480
  Miscellaneous....................................................        1,984
                                                                     -----------
    Total Expenses.................................................    1,406,891
                                                                     -----------
    Net Investment Income..........................................    7,581,873
                                                                     -----------
Net Realized Gains and Change in Unrealized Appreciation
 of Investments:
  Net Realized Gains on Investments................................   46,999,828
  Change in Unrealized Appreciation of Investments.................   (7,365,490)
                                                                     -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments...................................   39,634,338
                                                                     -----------
Increase in Net Assets Resulting from Operations...................  $47,216,211
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                             Six Months Ended
                                              June 30, 1999      Year Ended
                                               (Unaudited)    December 31, 1998
                                             ---------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net Investment Income.....................   $  7,581,873     $ 13,786,605
  Net Realized Gains on Investments.........     46,999,828       27,232,673
  Change in Unrealized Appreciation
   (Depreciation) of Investments............     (7,365,490)       7,006,205
                                               ------------     ------------
    Increase in Net Assets Resulting from
     Operations.............................     47,216,211       48,025,483
                                               ------------     ------------
Distributions to Shareholders:
  From Net Investment Income................     (7,581,873)     (13,786,605)
  From Net Realized Gains on Investments....    (10,108,035)     (28,049,163)
                                               ------------     ------------
    Total Distributions to Shareholders.....    (17,689,908)     (41,835,768)
                                               ------------     ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (3,172,657 for
   the year ended December 31, 1998) (Note
   7).......................................            --        29,988,611
  Shares Issued in Reinvestment of Dividends
   (155,580 for the six months ended June
   30, 1999 and 255,959 for the year ended
   December 31, 1998, respectively).........      1,518,847        2,348,541
                                               ------------     ------------
    Total Increase in Net Assets............     31,045,150       38,526,867
Net Assets:
Beginning of Period.........................    393,588,138      355,061,271
                                               ------------     ------------
End of Period...............................   $424,633,288     $393,588,138
                                               ============     ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Notes to Financial Statements (Unaudited)

-------------------------------------------------------------------------------
Note 1--Significant Accounting Policies:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

Distributions: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to share-holders under the distribution policy are reflected in the financial state-ments in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

Repurchase Agreement: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Notes to Financial Statements (Unaudited) (continued)

-------------------------------------------------------------------------------

Note 2--Federal Income Taxes:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the six months ended June 30, 1999, the Fund realized on a tax basis net realized gains of $46,999,828 on security transactions.

 As of June 30, 1999, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components;

Appreciated securities............................................ $ 60,710,078
Depreciated securities............................................  (15,156,416)
                                                                   ------------
Net unrealized appreciation....................................... $ 45,553,662
                                                                   ============
Cost of securities for federal income tax purposes................ $395,744,176
                                                                   ============

Note 3--Investment Advisory and Service Fees:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

 On July 21, 1999, shareholders of the Fund approved an amendment to the Fund's Investment Advisory and Management Agreement which terminates the Ad-viser's providing of accounting services to the Fund. Effective September 1, 1999, the Fund's accounting services will be provided by Investors Bank and Trust Company.


Note 4--Purchases and Sales of Securities:

 For the six months ended June 30, 1999, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $225,798,037 and $234,021,482, respectively. There were no purchases or sales of U.S. Government securities for the six months ended June 30, 1999.

Note 5--Security Lending:

 During the six months ended June 30, 1999, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At June 30, 1999, the cash received from the borrowing broker was invested in over-night repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $7,138,452, or 102%, of the value of the loaned securities.

Note 6--Directors' and Legal Fees:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $31,192 from the Fund for the six months ended June 30, 1999. Legal fees totaled $2,480 of which $2,480 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a di-rector of the Fund. Certain officers and/or directors of the Fund are also of-ficers and/or directors of the Investment Adviser.

Note 7--Common Stock Subscription Rights:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 1998. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on July 28, 1998, 3,172,657 shares of common stock were subscribed at a price of $9.49 per share as of July 29, 1998. Proceeds from the subscriptions, net of issuance costs, totaled $29,988,611.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------

Note 8--Restricted Securities:

 The following restricted securities held by the Fund at June 30, 1999 were valued both at the date of acquisition and June 30, 1999, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at June 30, 1999 is $140,139,062, which represents 33% of net assets.

 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $5,385,000 Alpharma, Inc., 3%,
             due 06/01/06...............................   05/27/99   $5,385,000
 $5,880,000 Ann Taylor Stores Corp., 0.55%,
             due 06/18/19...............................   06/14/99    3,252,205
 $3,210,000 Assisted Living Concepts, Inc.,
             5.625%,
             due 05/01/03...............................   04/07/98    3,120,632
 $4,545,000 Athena Neurosciences, Inc., Exchangeable
             Elan Corp. PLC (Ireland),
             4.75%, due 11/15/04........................   11/05/97    4,545,000
 $17,550,000 Citrix System, Inc., 0%, due
              03/22/19..................................   03/16/99    6,314,334
 $ 4,445,000 Comverse Technology, Inc., 4.5%,
              due 07/01/05..............................   06/25/98    4,350,170
 $ 4,915,000 Concentra Managed Care, Inc., 4.5%,
              due 03/15/03..............................   03/11/98    4,860,421
 $ 8,690,000 Costco Companies, Inc., 0%,
              due 08/19/17..............................   08/14/97    4,631,698
 $21,795,000 Elan Corp. PLC (Ireland),
              0%, due 12/14/18..........................   12/08/98   12,835,699
 $ 4,265,000 Exchangeable Certificates Corp.,
              0.25%, due
              07/17/06..................................   06/24/99    4,265,000
 $ 8,685,000 Interpublic Group, Inc., 1.87%,
              due 06/01/06..............................   05/26/99    7,358,242
 $ 1,460,000 ITC Deltacom, Inc., 4.25%, due
              05/15/06..................................   05/06/99    1,466,150
 $ 4,055,000 LSI Logic Corp., 4.25%,
              due 03/15/04..............................   03/16/99    4,055,000
 $ 3,500,000 Magna International, Inc. (Canada),
              4.875%, due 02/15/05......................   02/10/98    3,500,000
 $10,205,000 Network Associates, Inc., 0%,
              due 02/13/18..............................   02/10/98    4,257,469
 $ 6,380,000 Omnicare, Inc., 5%,
              due 12/01/07..............................   12/04/97    6,380,000
 $ 3,030,000 Rite Aid Corp., 5.25%,
              due 09/15/02..............................   09/04/97    3,030,000

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal                                               Date of
   Amount                                               Acquisition    Cost
  ---------                                             ----------- -----------
 $ 4,660,000 Safeguard Scientifics, Inc., 6%, due
              02/01/06................................   01/17/97   $ 4,660,000
 $ 6,410,000 Sanmina Corp., 4.25%, due 05/01/04.......   04/30/99     6,426,800
 $12,310,000 Sepracor, Inc., 7%, due 12/15/05.........   12/17/98    12,863,683
 $23,010,000 Solectron Corp., 0%, due 01/27/19........   01/21/99    10,599,226
 $   715,000 Sunrise Assisted Living, Inc., 5.5%, due
              06/15/02................................   06/03/97       728,181
 $ 3,965,000 Tower Automotive, Inc., 5%, due
              08/01/04................................   07/24/97     3,965,000
     122,100 United Rentals, Inc., $3.25 Convertible
              Preferred...............................   01/27/99     5,830,275

Note 9--Subsequent Event--Report of Annual Meeting of Shareholders:

 The Annual Meeting of Shareholders of the Fund was held on July 21, 1999. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 37,706,667 affirmative votes; votes opposed 666,308 and votes withheld 202,008); (ii) Amendment of the Investment Advisory and Management Agreement to utilize the accounting services of Investors Bank and Trust Company for the Fund's books and records, (votes for: 36,503,286; votes against 1,216,561 and abstentions 855,136); (iii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1999 (votes for: 37,865,433; votes against 260,937 and abstentions 448,613). 42,145,475 shares were outstanding on the record date for this meeting and 38,574,983 shares entitled to vote were present in person or by proxy at the meeting.

--------------------------------------------------------------------------------
[Logo] TCW Convertible Securities Fund, Inc.
       Financial Highlights

--------------------------------------------------------------------------------

                           Six Months
                              Ended
                            June 30,                  Year Ended December 31,
                              1999          ------------------------------------------------
                           (Unaudited)        1998      1997      1996      1995      1994
                           -----------      --------  --------  --------  --------  --------
 Net Asset Value Per
  Share, Beginning of
  Period.................   $   9.37        $   9.21  $   8.51  $   8.36  $   7.47  $   8.79
                            --------        --------  --------  --------  --------  --------
 Income from Operations:
 Net Investment Income...       0.18            0.35      0.35      0.36      0.37      0.38
 Impact to Capital for
  Shares Issued..........         --           (0.01)    (0.01)       --        --        --
 Net Realized and
  Unrealized Gains
  (Losses) on
  Securities.............       0.95            0.85      1.23      0.77      1.36     (0.86)
                            --------        --------  --------  --------  --------  --------
    Total from Investment
     Operations..........       1.13            1.19      1.57      1.13      1.73     (0.48)
 Less Distributions:
 Distributions from
  Net Investment
  Income.................      (0.18)          (0.27)    (0.35)    (0.36)    (0.37)    (0.38)
 Distributions from
  Net Realized Gains.....      (0.24)          (0.76)    (0.52)    (0.62)    (0.33)    (0.30)
 Distributions in Excess
  of Net Realized
  Gains..................         --              --        --        --     (0.14)    (0.16)
                            --------        --------  --------  --------  --------  --------
    Total Distributions..      (0.42)          (1.03)    (0.87)    (0.98)    (0.84)    (0.84)
                            --------        --------  --------  --------  --------  --------
 Net Asset Value Per
  Share, End of Period...   $  10.08        $   9.37  $   9.21  $   8.51  $   8.36  $   7.47
                            ========        ========  ========  ========  ========  ========
 Total Investment
  Return (/1/)...........       6.92%(/3/)     11.41%    12.98%    11.75%    33.60%    (7.43)%
 Net Asset Value Total
  Return (/2/)...........      12.11%(/3/)     13.34%    19.10%    13.94%    24.00%    (5.70)%
 Ratios/Supplemental
  Data:
 Net Assets, End of
  Period
  (in thousands).........   $424,633        $393,588  $355,061  $271,267  $264,608  $234,686
 Ratio of Expenses to
  Average Net Assets.....       0.70%(/4/)      0.73%     0.74%     0.77%     0.81%     0.79%
 Ratio of Net Investment
  Income to Average Net
  Assets.................       3.78%(/4/)      3.73%     3.95%     4.12%     4.60%     4.66%
 Portfolio Turnover
  Rate...................      56.70%(/3/)    124.51%   132.99%   125.72%   108.98%   110.04%

(1) Based on market value per share, adjusted for reinvestment of distribu-tions.
(2) Based on net asset value per share, adjusted for reinvestment of distribu-tions.
(3) For the six months ended June 30, 1999 and not indicative of a full year's operating results.
(4) Annualized.

See accompanying Notes to Financial Statements.

                               [LOGO OF TCW(R)]